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                                                                      EXHIBIT 99

NEWS RELEASE                                        Contact:  Mr. John McCormack
                                                                  (713) 552-2552

    NATEC RESOURCES ANNOUNCES ELIGIBILITY FOR TRADING ON OTC BULLETIN BOARD

HOUSTON, TEXAS August 8, 1995 -- NaTec Resources, Inc. (NaTec)(NASDAQ: NATC) announced today that the Company was delisted from The NASDAQ SmallCap Market System for insufficient bid price effective the close of business today, but will be eligible for trading on the OTC Bulletin BoardSM on Wednesday, August 9, 1995.




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